                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                October 21, 1997
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                (Date of Report; Date of Earliest Event Reported)


                           Raytel Medical Corporation
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


        0-27186                                          94-2787342
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(Commission File Number)                       (IRS Employer Identification No.)


2755 Campus Drive, Suite 200, San Mateo, CA                  94403
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 (address of principal executive offices)                 (Zip Code)


                                 (650) 349-0800
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              (Registrant's telephone number, including area code)







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ITEM 5. OTHER EVENTS.

        On October 9, 1997, Raytel Medical Corporation (the "Company") entered into a Management Services Agreement with The Baptist Hospital of Southeast Texas located in Beaumont, Texas. Pursuant to the Agreement, Raytel will develop the Raytel Heart Center at the hospital, and will be responsible for the day-to day operations of providing the complete range of inpatient and outpatient cardiovascular care in the Raytel Heart Center. A copy of the press release announcing the completion of the agreement is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial statements of business acquired:

               Not applicable.

        (b)    Pro forma financial information.

               Not applicable.

        (c)    Exhibits:

               Exhibit No.                  Description
               -----------                  -----------
                 99.1                       Press release dated October 9, 1997










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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RAYTEL MEDICAL CORPORATION




Dated:  October 21, 1997                    By: /s/ E. Payson Smith, Jr.
                                               ---------------------------------
                                                E. Payson Smith, Jr.
                                                Senior Vice President and
                                                Chief Financial Officer














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                                  EXHIBIT INDEX



               Exhibit No.          Description
               -----------          -----------
               99.1                 Press release dated October 9, 1997







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